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                                                                 EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the registration statement of HealthDesk Corporation on Form SB-2 (Registration No. 333-14519) of our report dated February 21, 1997, on our audits of the financial statements as of December 31, 1995 and 1996, for the years then ended and for the period from August 28, 1992 (inception) to December 31, 1996, which report is included in this annual report on Form 10-KSB.



San Francisco, California
March 25, 1997